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                         NORTHWEST AIRLINES, INC

             FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                            AIRPORT AGREEMENT

         This First Amendment to Second Amended and Restated Airport Agreement (this "Amendment") made and entered into this 23rd day of Sept., 1997 by and between the County of Wayne, a Michigan Charter County, by and through its Chief Executive Officer, hereinafter referred to as "Lessor", and Northwest Airlines, Inc., a Minnesota corporation, hereinafter referred to as "Lessee".

         Witnesseth:

         WHEREAS, Lessor and Lessee are parties to that certain Second Amended and Restated Airport Agreement dated October 10, 1996 (the "Second Amended and Restated Airport Agreement"), which shall become effective upon the Date of Beneficial Occupancy of the Midfield Terminal (as such terms are defined in the Second Amended and Restated Airport Agreement); and

         WHEREAS, Lessor and Lessee deem it necessary and advisable to amend the Second Amended and Restated Airport Agreement in certain respects;

         NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained, Lessor and Lessee agree as follows:

         Section 1. Article 1B.3.(b)(iii)(F)(IV) is hereby deleted in its entirety.

         Section 2. Article 1B.3(b)(iii)(I) is hereby deleted in its entirety.

         Section 3. Except to the extent amended by this Amendment, the Second Amended and Restated Airport Agreement remains unamended, and shall become effective as set forth therein.

         Section 4. All references in notices, request, certificates and other instruments executed and delivered after the date of effectiveness of this Amendment may refer to the Second Amended and Restated Airport Agreement without making specific reference to this Amendment, but such reference nevertheless shall be deemed to include this Amendment unless the context shall clearly otherwise require.

         Section 5. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year  first above written.

                                      COUNTY OF WAYNE
                                      CHIEF EXECUTIVE OFFICER

                                      /s/Edward H. McNamara
                                      -----------------------------
                                         Edward H. McNamara

                                      NORTHWEST AIRLINES, INC.

                                      By:/s/Richard H. Anderson
                                      -----------------------------
                                         Richard H. Anderson

                                      Its: Senior Vice President
                                      -----------------------------
                                           Technical Operations and
                                           Airport Affairs


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